FDP SERIES II, INC.

FDP BlackRock CoreAlpha Bond Fund

(the “Fund”)

Supplement dated May 6, 2019 to the Summary Prospectus, Prospectus and Statement of Additional

Information of the Fund, dated August 8, 2018, as supplemented to date

The Board of Directors of FDP Series II, Inc. (the “Corporation”) has approved an Agreement and Plan of Reorganization (the “Agreement and Plan”) by and among BlackRock CoreAlpha Bond Fund (the “Acquiring Fund”), a series of BlackRock Funds VI (the “Trust”), the Fund, a series of the Corporation, and CoreAlpha Bond Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio II (the “Reorganization”). The Acquiring Fund is a “feeder” fund that invests all of its assets in the Master Portfolio, which has an investment objective, strategies and policies substantially identical to those of the Acquiring Fund.

In the Reorganization, substantially all of the Fund’s assets will be transferred to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Fund and shares of the Acquiring Fund. Immediately following the Reorganization, the assets acquired by the Acquiring Fund from the Fund, subject to the Fund liabilities assumed, will be contributed to the Master Portfolio in exchange for interests in the Master Portfolio.

The Agreement and Plan provides that Fund shareholders will receive shares (including fractional shares, if any) of the class of shares in the Acquiring Fund set out in the table below with the same aggregate net asset value as the shares of the Target Fund held immediately prior to the Reorganization:

If a shareholder owns the following Fund Shares	The shareholder will receive the following Acquiring Fund Shares
Investor A	Investor A
Investor C	Investor A
Institutional	Institutional

Shareholders of the Fund are not required to approve the Reorganization. It is expected that in June 2019 shareholders of the Fund will be sent a Combined Prospectus/Information Statement containing important information about the Acquiring Fund, outlining the differences between the Fund and the Acquiring Fund and containing information about the terms and conditions of the Reorganization.

The Reorganization is expected to occur during the third quarter of 2019. Until the Reorganization is completed, the Fund will continue redemptions of its shares as described in its Prospectus.

Shareholders should retain this Supplement for future reference.

PR2SAI-FDP2-0519SUP